EXHIBIT 99.1
APRIL 26, 2023
NEWS FOR IMMEDIATE RELEASE
CONTACT: ERIC J. DOSCH, CFO
985.375.0308

First Guaranty Bancshares, Inc. Announces First Quarter 2023 Results

Hammond, Louisiana, April 26, 2023 – First Guaranty Bancshares, Inc. ("First Guaranty") (NASDAQ: FGBI), the holding company for First Guaranty Bank, announced its unaudited financial results for the quarter ending March 31, 2023.

Extraordinary! That is the only word that is appropriate for the performance of First Guaranty Bank. In a time in which the “experts” are all about gloom and doom in the banking industry, extraordinary describes the performance of First Guaranty Bank.

Our loan interest income for the first quarter of 2023 totaled $38,149,000 compared to $35,579,000 for the fourth quarter of 2022 and $28,038,000 for the first quarter of 2022. Yes, our interest expense has significantly reduced our net income; however, that impact has been greatly reduced in the past few months as our loan income has risen to offset the rise in interest expense. As we enter the back side of this cycle, we have already moved past the worst period and should be benefiting greatly.

Our total deposits have grown to $2,862,588 for the quarter ending March 31, 2023 compared to $2,623,935 for the quarter ending March 31, 2022.

We have shown that we can not only survive this “gloom and doom;” but that we can thrive.

Our strength is further shown as our acquisition of Lone Star Bank in Houston continues to move forward through the regulatory process. Additionally, we have received preliminary approval from the City of Fate in Rockwall County for our branch plans in Fate, Texas. Between Lone Star and Fate, we will double our presence in the Texas markets. We are not stopping there. We will continue to seek out growth opportunities to better serve our customers and shareholders.

We recently paid our 119th consecutive quarterly cash dividend. Extraordinary is the right word. We appreciate your support of our efforts. We will continue to build First Guaranty Bank and to build a fortress balance sheet.

Thank you for your attention.

Sincerely,
Alton B. Lewis
President and CEO
First Guaranty, Bancshares, Inc.

About First Guaranty
First Guaranty Bancshares, Inc. is the holding company for First Guaranty Bank, a Louisiana state-chartered bank. Founded in 1934, First Guaranty Bank offers a wide range of financial services and focuses on building client relationships and providing exceptional customer service. First Guaranty Bank currently operates thirty-six locations throughout Louisiana, Texas, Kentucky and West Virginia. First Guaranty’s common stock trades on the NASDAQ under the symbol FGBI. For more information, visit www.fgb.net.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact which represent our current judgement about possible future events. We believe these judgements are reasonable, but these statements are not guarantees of any future events or financial results, and our actual results may differ materially due to a variety of factors, many of which are described in our most recent Annual Report on Form 10-K and our other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or otherwise revise any forward-looking statements.

Important Information and Where to Find It

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by First Guaranty of Lone Star. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed Transaction, First Guaranty has filed with the SEC a Registration Statement on Form S-4, as amended, that includes a proxy statement of Lone Star and a prospectus of First Guaranty (as may be further amended or supplemented from time to time, the “Proxy Statement/Prospectus”), and First Guaranty may file with the SEC other relevant documents concerning the proposed Transaction. The definitive Proxy Statement/Prospectus will be mailed to shareholders of Lone Star. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY FIRST GUARANTY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST GUARANTY, FGB, LONE STAR AND THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about First Guaranty, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by First Guaranty. You will also be able to obtain these documents, when they are filed, free of charge, from First Guaranty at www.fgb.net under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to First Guaranty Bancshares, Inc., 400 East Thomas Street, Hammond, Louisiana 70401, Attn: Investor Relations, (985) 375-0343.

Participants in the Solicitation

This Report is not a solicitation of a proxy from any security holder of Lone Star. However, Lone Star and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Lone Star in respect of the proposed Transaction. Information about Lone Star’s directors and executive officers will be contained in the Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	March 31, 2023	December 31, 2022
Assets
Cash and cash equivalents:
Cash and due from banks	$168,456	$82,796
Federal funds sold	479	423
Cash and cash equivalents	168,935	83,219

Investment securities:
Available for sale, at fair value	81,060	131,458
Held to maturity, at cost (estimated fair value of $254,284 and $242,560 respectively)	320,348	320,068
Investment securities	401,408	451,526

Federal Home Loan Bank stock, at cost	4,523	6,528
Loans held for sale	—	—

Loans, net of unearned income	2,574,242	2,519,077
Less: allowance for credit losses	31,568	23,518
Net loans	2,542,674	2,495,559

Premises and equipment, net	58,600	58,206
Goodwill	12,900	12,900
Intangible assets, net	4,770	4,979
Other real estate, net	887	113
Accrued interest receivable	15,332	13,002
Other assets	27,767	25,315
Total Assets	$3,237,796	$3,151,347

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$519,028	$524,415
Interest-bearing demand	1,531,321	1,460,259
Savings	206,008	205,760
Time	606,231	533,358
Total deposits	2,862,588	2,723,792

Short-term advances from Federal Home Loan Bank	50,000	120,000
Short-term borrowings	20,000	20,000
Repurchase agreements	6,606	6,442
Accrued interest payable	4,608	4,289
Long-term advances from Federal Home Loan Bank	20,000	—
Senior long-term debt	21,116	21,927
Junior subordinated debentures	15,000	15,000
Other liabilities	9,202	4,906
Total Liabilities	3,009,120	2,916,356

Shareholders' Equity
Preferred stock, Series A - $1,000 par value - 100,000 shares authorized
Non-cumulative perpetual; 34,500 issued and outstanding	33,058	33,058
Common stock, $1 par value - 100,600,000 shares outstanding; 10,716,796 shares issued	10,717	10,717
Surplus	130,093	130,093
Retained earnings	69,622	76,351
Accumulated other comprehensive (loss) income	(14,814)	(15,228)
Total Shareholders' Equity	228,676	234,991
Total Liabilities and Shareholders' Equity	$3,237,796	$3,151,347
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended March 31,
(in thousands, except share data)	2023	2022
Interest Income:
Loans (including fees)	$38,149	$28,038
Deposits with other banks	751	102
Securities (including FHLB stock)	2,387	2,339
Total Interest Income	41,287	30,479

Interest Expense:
Demand deposits	13,049	2,276
Savings deposits	579	61
Time deposits	3,576	2,755
Borrowings	1,782	404
Total Interest Expense	18,986	5,496

Net Interest Income	22,301	24,983
Less: Provision for credit losses	314	632
Net Interest Income after Provision for Credit Losses	21,987	24,351

Noninterest Income:
Service charges, commissions and fees	785	777
ATM and debit card fees	825	823
Net gains (losses) on securities	—	(17)
Net gains (losses) on sale of loans	12	(1)
Other	1,082	380
Total Noninterest Income	2,704	1,962

Total Business Revenue, Net of Provision for Credit Losses	24,691	26,313

Noninterest Expense:
Salaries and employee benefits	10,004	8,980
Occupancy and equipment expense	2,202	2,201
Other	7,960	5,570
Total Noninterest Expense	20,166	16,751

Income Before Income Taxes	4,525	9,562
Less: Provision for income taxes	1,057	1,977
Net Income	3,468	7,585
Less: Preferred stock dividends	582	582
Net Income Available to Common Shareholders	$2,886	$7,003

Per Common Share:
Earnings	$0.27	$0.65
Cash dividends paid	$0.16	$0.16

Weighted Average Common Shares Outstanding	10,716,796	10,716,796
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$72,506	$751	4.20%	$231,556	$102	0.18%
Securities (including FHLB stock)	426,625	2,387	2.27%	434,420	2,339	2.18%
Federal funds sold	431	—	—%	232	—	—%
Loans held for sale	—	—	—%	—	—	—%
Loans, net of unearned income (6)	2,528,622	38,149	6.12%	2,154,264	28,038	5.28%
Total interest-earning assets	3,028,184	$41,287	5.53%	2,820,472	$30,479	4.38%

Noninterest-earning assets:
Cash and due from banks	19,269			18,481
Premises and equipment, net	58,152			58,393
Other assets	26,737			28,589
Total Assets	$3,132,342			$2,925,935

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,488,105	$13,049	3.56%	$1,323,532	$2,276	0.70%
Savings deposits	204,271	579	1.15%	204,008	61	0.12%
Time deposits	561,154	3,576	2.58%	576,199	2,755	1.94%
Borrowings	120,803	1,782	5.98%	47,886	404	3.42%
Total interest-bearing liabilities	2,374,333	$18,986	3.24%	2,151,625	$5,496	1.04%

Noninterest-bearing liabilities:
Demand deposits	510,302			545,013
Other	12,749			6,839
Total Liabilities	2,897,384			2,703,477

Shareholders' equity	234,958			222,458
Total Liabilities and Shareholders' Equity	$3,132,342			$2,925,935
Net interest income		$22,301			$24,983

Net interest rate spread (1)			2.29%			3.34%
Net interest-earning assets (2)	$653,851			$668,847
Net interest margin (3), (4)			2.99%			3.59%

Average interest-earning assets to interest-bearing liabilities			127.54%			131.09%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 2.99% and 3.60% for the above periods ended March 31, 2023 and 2022 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended March 31, 2023 and 2022 respectively.
(5)Annualized.
(6)Includes loan fees of $1.4 million and $2.1 million for the three months ended March 31, 2023 and 2022 respectively. PPP loan fee income of $5,000 and $0.6 million was recognized for the three months ended March 31, 2023 and 2022 respectively.

The following table summarizes the components of First Guaranty's loan portfolio as of March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022:

	March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$289,486	11.2%	$233,091	9.2%	$204,640	8.4%	$175,221	7.6%
Farmland	23,065	0.9%	24,823	1.0%	24,556	1.0%	28,152	1.2%
1- 4 Family	385,984	14.9%	366,330	14.5%	352,501	14.5%	310,403	13.5%
Multifamily	120,620	4.7%	119,785	4.7%	118,273	4.9%	105,454	4.6%
Non-farm non-residential	1,027,199	39.8%	992,929	39.3%	981,954	40.5%	962,442	41.8%
Total Real Estate	1,846,354	71.5%	1,736,958	68.7%	1,681,924	69.3%	1,581,672	68.7%
Non-Real Estate:
Agricultural	40,351	1.6%	39,045	1.5%	47,642	2.0%	37,164	1.6%
Commercial and industrial(1)	344,332	13.3%	385,279	15.3%	365,549	15.1%	397,233	17.3%
Commercial leases	302,450	11.7%	317,574	12.6%	281,010	11.6%	237,560	10.3%
Consumer and other	49,157	1.9%	47,864	1.9%	48,188	2.0%	48,448	2.1%
Total Non-Real Estate	736,290	28.5%	789,762	31.3%	742,389	30.7%	720,405	31.3%
Total loans before unearned income	2,582,644	100.0%	2,526,720	100.0%	2,424,313	100.0%	2,302,077	100.0%
Unearned income	(8,402)		(7,643)		(6,986)		(6,339)
Total loans net of unearned income	$2,574,242		$2,519,077		$2,417,327		$2,295,738
(1) Includes PPP loans fully guaranteed by the SBA of $5.7 million, $5.9 million, $6.1 million, and $12.0 million at March 31, 2023, December 31, 2022, September 30, 2022, and June 30, 2022, respectively.

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Nonaccrual loans:
Real Estate:
Construction and land development	$221	$225	$104	$—
Farmland	677	290	290	290
1- 4 family	6,209	3,826	3,646	3,148
Multifamily	—	—	—	—
Non-farm non-residential	2,675	3,746	2,629	2,925
Total Real Estate	9,782	8,087	6,669	6,363
Non-Real Estate:
Agricultural	1,469	1,622	1,645	1,791
Commercial and industrial	1,026	819	876	864
Commercial leases	1,799	1,799	—	152
Consumer and other	1,593	1,239	1,168	991
Total Non-Real Estate	5,887	5,479	3,689	3,798
Total nonaccrual loans	15,669	13,566	10,358	10,161

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	190	427	326	—
Farmland	—	—	—	—
1- 4 family	—	332	359	210
Multifamily	—	157	13	—
Non-farm non-residential	1,641	103	318	508
Total Real Estate	1,831	1,019	1,016	718
Non-Real Estate:
Agricultural	—	—	—	—
Commercial and industrial	6,244	123	444	123
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	6,244	123	444	123
Total loans 90 days and greater delinquent & accruing	8,075	1,142	1,460	841

Total non-performing loans	23,744	14,708	11,818	11,002

Real Estate Owned:
Real Estate Loans:
Construction and land development	—	—	—	—
Farmland	—	—	—	—
1- 4 family	113	113	249	218
Multifamily	—	—	—	—
Non-farm non-residential	774	—	1,418	1,416
Total Real Estate	887	113	1,667	1,634
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	887	113	1,667	1,634

Total non-performing assets	$24,631	$14,821	$13,485	$12,636

Non-performing assets to total loans	0.96%	0.59%	0.56%	0.55%
Non-performing assets to total assets	0.76%	0.47%	0.44%	0.43%
Non-performing loans to total loans	0.92%	0.58%	0.49%	0.48%
Nonaccrual loans to total loans	0.61%	0.54%	0.43%	0.44%
Allowance for credit losses to nonaccrual loans	201.47%	173.36%	226.57%	232.09%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At March 31,	At December 31,
(in thousands except for share data and %)	2023	2022	2021	2020	2019
Tangible Common Equity
Total shareholders' equity	$228,676	$234,991	$223,889	$178,591	$166,035
Adjustments:
Preferred	33,058	33,058	33,058	—	—
Goodwill	12,900	12,900	12,900	12,900	12,942
Acquisition intangibles	4,181	4,355	5,051	5,815	6,527
Tangible common equity	$178,537	$184,678	$172,880	$159,876	$146,566
Common shares outstanding	10,716,796	10,716,796	10,716,796	10,716,796	10,716,796
Book value per common share	$18.25	$18.84	$17.81	$16.66	$15.49
Tangible book value per common share	$16.66	$17.23	$16.13	$14.92	$13.68
Tangible Assets
Total Assets	$3,237,796	$3,151,347	$2,878,120	$2,473,078	$2,117,216
Adjustments:
Goodwill	12,900	12,900	12,900	12,900	12,942
Acquisition intangibles	4,181	4,355	5,051	5,815	6,527
Tangible Assets	$3,220,715	$3,134,092	$2,860,169	$2,454,363	$2,097,747
Tangible common equity to tangible assets	5.54%	5.89%	6.04%	6.51%	6.99%